                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  SEPTEMBER 30, 1997



                        HOUSTON INDUSTRIES INCORPORATED
             (Exact name of registrant as specified in its charter)





         TEXAS                          1-3187                   74-0694415
(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)





            1111 LOUISIANA
            HOUSTON, TEXAS                                         77002
(Address of principal executive offices)                         (Zip Code)




       Registrant's telephone number, including area code: (713) 207-3000

ITEM 5.  OTHER ITEMS

     On August 6, 1997, Houston Industries Incorporated ("Former HI") merged with and into Houston Lighting & Power Company ("HL&P"), which was renamed "Houston Industries Incorporated" (the "Company"), and NorAm Energy Corp., a natural gas gathering, transmission, marketing and distribution company ("Former NorAm"), merged with and into a subsidiary of the Company, HI Merger, Inc., which was renamed "NorAm Energy Corp." ("NorAm"). Effective upon the mergers (collectively, the "Merger"), each outstanding share of common stock of Former HI was converted into one share of common stock (including associated preference stock purchase rights) of the Company, and each outstanding share of common stock of Former NorAm was converted into the right to receive $16.3051 cash or 0.74963 shares of common stock of the Company (including associated preference stock purchase rights). The aggregate consideration paid to Former NorAm stockholders in connection with the Merger consisted of $1.4 billion in cash and 47.8 million shares of the Company's common stock valued at approximately $1 billion. The overall transaction was valued at $4.0 billion consisting of $2.4 billion for Former NorAm's common stock and common stock equivalents and $1.6 billion of Former NorAm debt ($1.3 billion of which was long-term debt).

     The following unaudited pro forma combined condensed financial statements give effect to the Merger. The unaudited pro forma combined condensed statements of income for the year ended December 31, 1996 and the nine months ended September 30, 1997 assume that the Merger occurred at the beginning of each of the periods presented. The acquisition of NorAm has been treated as a purchase for accounting purposes. The assets acquired and liabilities assumed have been recorded at their estimated fair values based on preliminary analysis.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and related notes of the Company, Former HI, NorAm and Former NorAm. The unaudited pro forma combined condensed statements of income are not necessarily indicative of the financial results that would have occurred had the Merger been completed on the indicated dates, nor are they necessarily indicative of future financial results. Results for interim periods do not necessarily indicate results for the full year. The historical NorAm condensed statements of income for the year ended December 31, 1996, and the nine months ended September 30, 1997 (included in the unaudited pro forma combined condensed statements of income under the caption "Historical NorAm") reflect operations of Former NorAm through the acquisition date.

     The pro forma adjustments are based on assumptions and estimates made by the Company's management and do not reflect adjustments for anticipated operating efficiencies and cost savings the Company expects to achieve as a result of the Merger.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (THOUSANDS OF DOLLARS EXCEPT PER SHARE AMOUNTS)

                                                                    HISTORICAL                    PRO FORMA
                                                           --------------------------    ---------------------------
                                                               HI       FORMER NORAM(i)  ADJUSTMENTS      COMBINED
                                                           ----------   ---------------  -----------     -----------

Operating Revenues:
       Electric .........................................  $4,025,027                                    $ 4,025,027
       Gas ..............................................                 $ 4,788,462                      4,788,462
       Other ............................................      70,250                                         70,250
                                                           ----------     -----------     --------       -----------
              Total .....................................   4,095,277       4,788,462                      8,883,739
                                                           ----------     -----------     --------       -----------
Operating Expenses:
       Fuel and purchased power .........................   1,347,208       3,667,954                      5,015,162
       Operation and maintenance ........................     888,699         524,736     $ (5,812)(h)     1,407,623
       Depreciation and amortization ....................     550,038         142,362       34,912 (d)       736,752
                                                                                             9,440 (c)
       Taxes other than income taxes ....................     246,288         116,600                        362,888
       Other ............................................      72,578          22,344                         94,922
                                                           ----------     -----------     --------       -----------
              Total .....................................   3,104,811       4,473,996       38,540         7,617,347
                                                           ----------     -----------     --------       -----------
Operating Income ........................................     990,466         314,466      (38,540)        1,266,392
                                                           ----------     -----------     --------       -----------
Other Income (Expense):
       Litigation settlements ...........................     (95,000)                                       (95,000)
       Time Warner dividend income ......................      41,610                                         41,610
       Other ............................................      (2,022)        (14,577)                       (16,599)
                                                           ----------     -----------     --------       -----------
              Total .....................................     (55,412)        (14,577)                       (69,989)
                                                           ----------     -----------     --------       -----------
                                                                                            60,625 (b)
Interest and Other Charges ..............................     307,382         138,399       (4,757)(e)       501,649
                                                           ----------     -----------     --------       -----------
From Continuing Operations:
       Income before income taxes .......................     627,672         161,490      (94,408)          694,754
       Income taxes .....................................     200,165          66,352      (24,453)(g)       242,064
                                                           ----------     -----------     --------       -----------
       Income before preferred dividends ................     427,507          95,138      (69,955)          452,690
       Preferred dividends ..............................      22,563           3,597                         26,160
                                                           ----------     -----------     --------       -----------
       Income available for common stock ................  $  404,944     $    91,541     $(69,955)      $   426,530
                                                           ==========     ===========     ========       ===========

       Weighted average common shares
         outstanding (000)...............................     244,443         131,648                      292,283 (f)
       Earnings per common share ........................  $     1.66     $      0.70                  $      1.46


   See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 (THOUSANDS OF DOLLARS EXCEPT PER SHARE AMOUNTS)

                                                         HISTORICAL                    PRO FORMA
                                                 -------------------------    ---------------------------
                                                     HI       FORMER NORAM(i)    ADJUSTMENTS       COMBINED
                                                 -----------  ---------------    ------------    -----------

Operating Revenues:
       Electric ..............................   $ 3,285,005                                   $ 3,285,005
       Gas ...................................       737,206    $ 3,337,048                      4,074,254
       Other .................................        78,889                                        78,889
                                                 -----------    -----------    ----------      -----------
                 Total .......................     4,101,100      3,337,048                      7,438,148
                                                 -----------    -----------    ----------      -----------

Operating Expenses:
       Fuel and purchased power ..............     1,640,296      2,700,400                      4,340,696
       Operation and maintenance .............       850,249        306,309    $   (3,390)(h)    1,153,168
       Depreciation and amortization .........       446,889         84,901        20,365 (d)      557,662
                                                                                    5,507 (c)
       Taxes other than income taxes .........       207,008         73,142                        280,150
       Other .................................        90,593         17,256                        107,849
                                                 -----------    -----------    ----------      -----------
                 Total .......................     3,235,035      3,182,008        22,482        6,439,525
                                                 -----------    -----------    ----------      -----------
Operating Income .............................       866,065        155,040       (22,482)         998,623
                                                 -----------    -----------    ----------      -----------
Other Income (Expense):
       Time Warner dividend income ...........        31,028                                        31,028
       Other .................................        13,631          7,210                         20,841
                                                 -----------    -----------    ----------      -----------
                 Total .......................        44,659          7,210                         51,869
                                                 -----------    -----------    ----------      -----------
                                                                                   35,365 (b)
Interest and Other Charges ...................       288,430         84,977        (5,117)(e)      403,655
                                                 -----------    -----------    ----------      -----------

From Continuing Operations:
       Income before income taxes ............       622,294         77,273       (52,730)         646,837
       Income taxes ..........................       197,249         31,398       (13,302)(g)      215,345
                                                 -----------    -----------    ----------      -----------
       Income before preferred dividends .....       425,045         45,875       (39,428)         431,492
       Preferred dividends ...................            64                                            64
                                                 -----------    -----------    ----------      -----------
       Income available for common stock .....   $   424,981    $    45,875    $  (39,428)     $   431,428
                                                 ===========    ===========    ==========      ===========

Weighted average common shares
  outstanding (000)...........................       243,769                                       281,796 (f)
Earnings per common share ....................   $      1.74                                     $      1.53

   See Notes to Unaudited Combined Condensed Pro Forma Financial Statements.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

                                                                                                        (Thousands)
                                                                                                        ----------
(a) NorAm common stock exchanged:
    NorAm common shares outstanding at August 6, 1997 (the "Merger Date") .............................    149,683
    Less shares accepted for cash .....................................................................     85,865
                                                                                                        ----------
    NorAm shares exchanged for HI stock................................................................     63,818
    Exchange rate......................................................................................     .74963
                                                                                                        ----------
    Shares of HI common stock exchanged...............................................................      47,840
                                                                                                        ==========
    Value of HI common stock consideration ............................................................ $1,005,836
                                                                                                        ==========
    Cash consideration and acquisition debt ........................................................... $1,400,033
                                                                                                        ==========

                                                                                                        (Thousands)
                                                                                                        ----------
(b) Interest expense and fair value adjustments for long-term debt are as follows:
    Acquisition debt - see note (a) ................................................................... $1,400,033
    Approximate annual interest rate on acquisition debt ..............................................       6.01%(1)
                                                                                                        ----------
      Adjustment to 1996 interest expense for acquisition debt ........................................ $   84,142
                                                                                                        ----------
      Adjustment to interest expense for acquisition debt for the period from January 1, 1997
        to the Merger Date ............................................................................     49,083
                                                                                                        ----------
    NorAm long-term debt assumed:
      Principal amount .........................................................   $1,249,844
      Fair value ...............................................................    1,324,037
                                                                                   ----------
      Revaluation adjustment of debt assumed to fair value .....................   $   74,193
                                                                                   ==========
      Adjustment to 1996 interest expense for revaluation of long-term debt assumed (using the effective interest rate method) ............................................ $  (23,517)
                                                                                                        ----------
      Adjustment to interest expense for revaluation of long-term debt assumed for the period from January 1, 1997 to the Merger Date ....................................................... $  (13,718)
                                                                                                        ----------
    Total interest expense adjustment for 1996 ........................................................ $   60,625
                                                                                                        ==========
    Total interest expense adjustment for the period from January 1, 1997 to
      the Merger Date ................................................................................. $   35,365
                                                                                                        ==========

(1) For purposes of the unaudited pro forma condensed statements of income, the annual interest rate on the acquisition debt was approximately
     6.01%. A 1% change in the interest rate on the acquisition debt would change 1996 interest expense by $14.0 million and interest expense for the period from January 1, 1997 to the Merger Date by $8.2 million. The cash portion of the consideration was obtained by issuance of Commercial Paper under a revolving credit and letter of credit facility which had been negotiated with a syndicate of banks and financial institutions. The annual interest rate for direct borrowings under the facility is based upon either the London interbank offered rate ("LIBOR") plus
     .25% or the greater of the prime rate or the federal funds rate plus .5%, plus a .125% facility fee. LIBOR was 5.63% on the Merger Date.

(c) Based on preliminary analyses, the following adjustment has been made to reflect the fair value of property, plant and equipment:

                                                                                                         (Thousands)
                                                                                                         ----------
      Revaluation of property, plant and equipment to fair value .......................................  $283,196
                                                                                                          ========
      Adjustment to 1996 depreciation expense (assumes 30 year average depreciable life)................  $  9,440
                                                                                                          ========
      Adjustment to depreciation expense for the period from January 1, 1997 to the
        Merger Date ....................................................................................  $  5,507
                                                                                                          ========

(d) The excess of the total purchase price over the allocation of fair value to the net assets was recorded as goodwill. HI's calculation of goodwill is based on the following:

                                                                                                         (Thousands)
                                                                                                         ----------
      Value of HI Common Stock consideration - see note (a) ............................................  $1,005,836
      Acquisition debt - see note (a) ..................................................................   1,400,033
      Transaction fees .................................................................................      26,043
      Net asset value of NorAm at the Merger Date.......................................................    (977,833)
                                                                                                          ----------
      Initial purchase price in excess of historical net asset value ...................................  $1,454,079
      Increase (decrease) from fair value allocations:
        Elimination of NorAm historical goodwill .......................................................     458,663
        Property, plant and equipment - see note (c) ...................................................    (283,196)
        Deferred income taxes ..........................................................................     137,449
        Unrecognized postretirement benefits liability - see note (h) ..................................      80,836
        Debt assumed - see note (c) ....................................................................      74,193
        Regulated asset related to pension and post-retirement assets/liabilities ......................     (66,859)
        Accrual of severance ...........................................................................      51,000
        Unrecognized pension liability - see note (h) ..................................................      17,969
        Other ..........................................................................................      39,834
                                                                                                          ----------
          Total goodwill ...............................................................................   1,963,968
                                                                                                          ==========
        Increase in goodwill amortization expense (assumes 40 year life) ...............................      49,099
        Less NorAm historical goodwill amortization ....................................................     (14,187)
                                                                                                          ==========
          Adjustment to 1996 amortization expense ......................................................      34,912
                                                                                                          ==========
          Adjustment to amortization expense for the period from January 1, 1997 to the
            Merger Date ................................................................................      20,365
                                                                                                          ==========

(e) Prior to the Merger Date, 81% of NorAm Convertible Preferred Securities was converted into shares of NorAm Common Stock. Because of the conversion, a portion of preferred dividends of subsidiary trust ($4,757,000 and $5,117,000) have been eliminated for 1996 and for the period from January 1, 1997 to the Merger Date, respectively.

(f) Pro forma number of common shares outstanding represents the historical weighted average shares outstanding of HI Common Stock in addition to the actual number of shares of HI Common Stock issued in exchange for the NorAm Common Stock and stock equivalents at the Merger Date (see note (a)).

(g) Represents the tax effect at the effective tax rate of all pre-tax pro forma adjustments after excluding nondeductible goodwill amortization.

(h)  Pension and postretirement benefits liabilities:

                                                                                                   (Thousands)
                                                                                                   ----------
        Unrecognized pension liability - see note (d) .............................................   17,969
        Unrecognized postretirement benefits liability - see note (d) .............................   80,836
                                                                                                    --------
                                                                                                      98,805
                                                                                                    ========

        Adjustment to 1996 operation and maintenance expense  (assumes 17-year
          amortization period) ....................................................................   (5,812)
                                                                                                    ========
        Adjustment to operation and maintenance expense for the period from January 1, 1997
          to the Merger Date ......................................................................   (3,390)
                                                                                                    ========

(i) The historical NorAm condensed statements of income reflect operations of Former NorAm through the Merger Date.

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HOUSTON INDUSTRIES INCORPORATED





Date: November 20, 1997                 By: /s/ MARY P. RICCIARDELLO
                                            ----------------------------------
                                            Mary P. Ricciardello
                                            Vice President and Comptroller




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